UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2021 (December 27, 2021)

Rand Capital Corporation

(Exact name of registrant as specified in its charter)

New York	814-00235	16-0961359
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1405 Rand Building, Buffalo, New York	14203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 853-0802

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	RAND	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger.

On December 27, 2021, Rand Capital Sub, Inc., a New York corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Rand Capital Sub LLC, a Delaware limited liability company. Both entities are wholly owned subsidiaries of Rand Capital Corporation (the “Company”). The Merger Agreement provides that, subject to the conditions set forth therein, at the effective time of the Merger (the “Effective Time”), Rand Capital Sub, Inc. merged with and into Rand Capital Sub LLC, with Rand Capital Sub LLC continuing as the surviving company and as a wholly owned subsidiary of the Company (the “Merger”). Pursuant to the Merger Agreement, the Company intends to treat the Merger as a complete liquidation of Rand Capital Sub LLC, within the meaning of Sections 332 and 337 of the Internal Revenue Code of 1986, as amended, in furtherance of a Plan of Liquidation previously adopted by the boards of directors of Rand Capital Sub, Inc. and the Company.

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 27, 2021, Rand Capital Sub, Inc. entered into the Merger Agreement and merged with and into Rand Capital Sub LLC upon the Effective Time of the Merger. Both entities are wholly owned subsidiaries of the Company. Pursuant to the Merger Agreement, the Company intends to treat the Merger as a complete liquidation of Rand Capital Sub LLC, within the meaning of Sections 332 and 337 of the Internal Revenue Code of 1986, as amended, in furtherance of a Plan of Liquidation previously adopted by the boards of directors of Rand Capital Sub, Inc. and the Company.

Item 8.01. Other Events.

In connection with the Merger discussed in Items 1.01 and 2.01 above, Rand Capital Sub, Inc. withdrew its election to be classified as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), on December 30, 2021, as approved by its Board of Directors and the Company in its capacity as Rand Capital Sub, Inc.’s sole shareholder on December 10, 2021.

In connection with the Merger and withdrawal of election to be classified as a business development company under the Investment Company Act, on December 30, 2021, the Company also filed with the SEC a certification on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the Rand Capital Sub, Inc. Common Stock under Section 12(g) of the Exchange Act and suspension of the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act.

Item 901. Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 27, 2021, by and between Rand Capital Sub, Inc. and Rand Capital Sub LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rand Capital Corporation

Date: December 30, 2021	By:	/s/ Daniel Penberthy
Daniel Penberthy
President and Chief Executive Officer